Exhibit 99.1

3Q 2008 Earnings October 30, 2008

Net Income 2Q 2007 3Q 2007 4Q 2007 1Q 2008 2Q 2008 3Q 2008 200 47 -40 -82 4.464 259 Net Income 2Q 2007 3Q 2007 4Q 2007 1Q 2008 2Q 2008 3Q 2008 3.17 0.34 -0.29 -0.6 0.03 1.86 2003-2006 Average 22.47 20.05 16.33 EPS (Diluted) $ in millions, except per share amounts 3Q 2007 4Q 2007 1Q 2008 2Q 2008 3Q 2008 Refining $ 132 $ 9 $ (87) $ 85 $ 476 Retail 4 (1) (28) (11) 34 Corporate and Unallocated (37) (57) (43) (47) (58) Interest and Financing Costs (28) (20) (27) (34) (30) Interest Income and Other 4 4 47* 5* 3* Income Tax (Provision) / Benefit (28) 25 56 6 (166) Net Income $ 47 $ (40) $ (82) $ 4 $ 259 EPS (Diluted) $ 0.34 $ (0.29) $ (0.60) $ 0.03 $ 1.86 * Includes a $45, $4 and $1 million net refund received from the Trans-Alaskan Pipeline System received in the 1st, 2nd and 3rd Quarters of 2008, respectively

2008 Goal Update Dec 31 2007 Mar 31 2008 Jun 30 2008 Sep 30 2008 Revolver Borrowings 120 545 245 0 Cash 23 41 24 184 Revolver Borrowings & Cash Inventory Dec 31 2007 Mar 31 2008 Jun 30 2008 Sep 30 2008 Finished Product 28866 30426 27581 24400 Feedstock 12487 13227 12185 28,900 30,400 27,600 24,400

Cash Flow 2008 YTD Available Cash Capex Debt Reduction Dividend and Other Ending Cash** 23 344 224 182 184 West 782 500 122 38 North 39 Debt to Cap* (net of cash): 30%** Over $1 billion of available credit** * See appendix slide 11 for reconciliation ** At September 30, 2008 Asset Sales $39 Beginning Cash $23

4Q 2008 Guidance Pacific Northwest Mid- Pacific Mid-Continent California Throughput (MBPD) 140 - 160 60 - 70 105 - 115 250 - 270 Operating Expense ($/bbl) $ 4.05 $ 2.85 $ 3.45 $ 7.15 $ in millions, unless noted Corporate / System Refining Depreciation $ 85 Corporate Expense $ 45 Interest Expense before Interest Income $ 25 Marginal Tax Rate (%) 39

Strategic Update Optimizing operations around profitability of last barrel Maintain the strength of the balance sheet Plan for lower margins and uncertain economic outcome, but remain positioned to capture improving margins Continue program of lowering costs and improving capture of available margin

Appendix

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.

3Q 2008 Gross Margin Reconciliation $/bbl Reported Gross Margin LIFO Hedge* Revised Gross Margin** California California WC 3-2-1*** $16.13 $16.13 Capture Rate 113% 105% Gross Margin $18.22 $1.07 $0.27 $16.88 Pacific Northwest Pacific Northwest PNW 5-3-1-1*** $16.39 $16.39 Capture Rate 84% 66% Gross Margin $13.76 $2.92 $0.10 $10.74 Mid-Pacific Mid-Pacific PNW 5-3-1-1*** $16.39 $16.39 Capture Rate 74% 73% Gross Margin $12.15 $(0.61) $0.78 $11.98 Mid-Continent Mid-Continent G3 3-2-1*** $14.40 $14.40 Capture Rate 140% 138% Gross Margin $20.10 $0.05 $0.21 $19.84 * Hedge gains and losses are recorded primarily in the region in which the barrels are received. ** Reported gross margin per barrel adjusted to exclude the impacts of our 2008 3rd Quarter LIFO liquidation and gains on derivative positions. *** See appendix slides 14 and 15 for crackspread source and detail.

System Overview 2Q 2007 3Q 2007 4Q 2007 1Q 2008 2Q 2008 3Q 2008 Throughput 612 660.5 638.6 600 610 621.6 Utilization 0.9272727273 1.001515152 0.968181818 0.909090909 0.924242424 0.950749465 Throughput & Utilization 2Q 2008 Energy Other Variable Fixed 3Q 2008 Direct Costs 297 291 291 297 300 Bridge 6 6 3 Operating Expense

3Q 2008 Segment Operating Income Bridge 2Q 2008 Marketing & Retail Hedge Optimization Other Market 3Q 2008 Op Income 74 74 231 379 521 510 510 Bridge 157 148 142 4 15 $ in millions

Net Debt to Net Capitalization $ in millions, unless noted September 30, 2008 December 31, 2007 Total Debt $ 1,542 $ 1,659 Less Cash and Cash Equivalents 184 23 Net Debt* 1,358 1,636 Total Stockholders' Equity 3,229 3,052 Net Capitalization* $ 4,587 $ 4,688 Net Debt to Net Capitalization* (%) 30 35 * Net debt represents total debt less cash and cash equivalents. Net capitalization represents the total of net debt and total stockholders' equity. The Company believes net debt to net capitalization is useful in measuring financial leverage as we have historically used cash to prepay outstanding notes. Net debt to net capitalization should not be considered as an alternative to debt to capitalization or any measure of financial leverage presented in accordance with accounting principles generally accepted in the United States of America. Net debt to net capitalization may not be comparable to similarly titled measures used by other companies.

Throughput by Refining Region 3Q 2007 3Q 2008 Guidance 3Q 2008 Actual 2007 Planned 185 155 162 Pacific Northwest 3Q 2007 3Q 2008 Guidance 3Q 2008 Actual 81 75 72 Mid-Pacific 3Q 2007 3Q 2008 Guidance 3Q 2008 Actual 2007 Planned 116 115 115 Mid-Continent 3Q 2007 3Q 2008 Guidance 3Q 2008 Actual 272 280 273 California

Operating Expense by Refining Region 3Q 2007 3Q 2008 Guidance 3Q 2008 Actual 2007 Planned 2.84 4.1 3.79 Pacific Northwest 3Q 2007 3Q 2008 Guidance 3Q 2008 Actual 2.12 2.9 3.45 Mid-Pacific 3Q 2007 3Q 2008 Guidance 3Q 2008 Actual 2007 Planned 2.81 3.3 3.12 Mid-Continent 3Q 2007 3Q 2008 Guidance 3Q 2008 Actual 6.12 7.8 7.47 California

3Q 2008 Benchmark Crack Spreads* Group 3 California Pacific Northwest * Crack spread detail on next slide Source: Platt's ($/bbl) G3 7/1/2008 7/2/2008 7/3/2008 7/4/2008 7/5/2008 7/6/2008 7/7/2008 7/8/2008 7/9/2008 7/10/2008 7/11/2008 7/12/2008 7/13/2008 7/14/2008 7/15/2008 7/16/2008 7/17/2008 7/18/2008 7/19/2008 7/20/2008 7/21/2008 7/22/2008 7/23/2008 7/24/2008 7/25/2008 7/26/2008 7/27/2008 7/28/2008 7/29/2008 7/30/2008 7/31/2008 8/1/2008 8/2/2008 8/3/2008 8/4/2008 8/5/2008 8/6/2008 8/7/2008 8/8/2008 8/9/2008 8/10/2008 8/11/2008 8/12/2008 8/13/2008 8/14/2008 8/15/2008 8/16/2008 8/17/2008 8/18/2008 8/19/2008 8/20/2008 8/21/2008 8/22/2008 8/23/2008 8/24/2008 8/25/2008 8/26/2008 8/27/2008 8/28/2008 8/29/2008 8/30/2008 8/31/2008 9/1/2008 9/2/2008 9/3/2008 9/4/2008 9/5/2008 9/6/2008 9/7/2008 9/8/2008 9/9/2008 9/10/2008 9/11/2008 9/12/2008 9/13/2008 9/14/2008 9/15/2008 9/16/2008 9/17/2008 9/18/2008 9 /19/2008 9/20/2008 9/21/2008 9/22/2008 9/23/2008 9/24/2008 9/25/2008 9/26/2008 9/27/2008 9/28/2008 9/29/2008 9/30/2008 2004 11.48 12.13 12.13 12.13 12.13 11.9 12.25 13.03 12.93 12.93 12.93 12.51 12.08 11.67 12.06 10.8 10.8 10.8 9.97 9.32 9.11 9.1 9.4 9.4 9.4 8.56 8.3 8.81 8.06 8.38 8.38 8.38 7.93 7.7 6.01 6.04 5.75 5.75 5.75 4.99 5.16 5.94 6.55 7.53 7.53 7.53 6.45 6.09 5.22 5.18 4.43 4.43 4.43 5.44 6.3 5.87 5.48 5.83 5.83 5.83 5.66 5.49 6.25 6.54 6.96 6.96 6.96 6.96 6.88 7.72 7.94 6.9 6.9 6.9 7.75 8.98 8.58 8.42 8.45 8.45 8.45 7.78 8.13 8.59 8.59 8.13 8.13 8.13 7.34 7.51 7.34 7.78 2005 9.36 9.36 9.36 9.36 10.27 13.02 13.29 11.97 11.97 11.97 11.04 10.89 10.03 8.84 8.58 8.58 8.58 8.46 9.08 9.94 11.08 10.87 10.87 10.87 11.35 7.89 8.83 8.82 8.42 8.42 8.42 9.22 10.35 11.11 11.34 11.8 11.8 11.8 12.21 11.96 13.2 15.46 17.08 17.08 17.08 16.49 19.57 17.12 16.03 16.07 16.07 16.07 15.02 15.04 15.51 16.25 16.09 16.09 16.09 25.49 40.31 43.03 43.91 33.04 33.04 33.04 33.04 26.45 23.9 22.37 19.43 19.43 19.43 16.39 16.12 15.4 14.17 11.66 11.66 11.66 18.6 17.55 24.02 23.65 21.73 21.73 21.73 24.61 28.31 37.19 32.95 29.57 2006 23.91 23.91 23.91 23.91 23.41 22.4 21.98 21.98 21.98 18.83 19.66 21.26 21.8 23.27 23.27 23.27 22.95 24.74 25.05 24.22 25.36 25.36 25.36 25.57 26.24 26.33 26.57 26.52 26.52 26.52 26 27.85 29.02 28.26 27.77 27.77 27.77 26.9 27.01 24.7 19.28 23.29 23.29 23.29 23.24 24.31 24.6 25.28 26.65 26.65 26.65 23.19 22.06 19.15 16.51 18.14 18.1 4 18.14 13.81 13.99 13.58 11.97 11.53 11.53 11.53 11.53 8.86 8.94 8.13 6.83 6.83 6.83 7.12 6.33 5.91 6.18 6.87 6.87 6.87 7 6.35 6.19 6.78 6.9 6.9 6.9 7.3 6.51 6.9 6.62 7.8 7.8 2007 26.24 29.34 30.02 30.02 31.53 32.46 32.46 32.46 37.15 38.02 32.28 29.47 25.05 25.05 25.05 21.74 20.22 22.39 21.81 21.59 21.59 21.59 20.1 18.51 16.84 18.09 17.77 17.77 17.77 17.03 17.66 16.49 16.5 17.54 17.54 17.54 17.34 16.9 18.95 19.79 21.34 21.34 21.34 20.16 21.18 23.02 24.69 26.68 26.68 26.68 21.67 22.41 22.6 24.26 26.57 26.57 26.57 29.23 28.17 28.14 28.35 27.09 27.09 27.09 27.09 27.11 23.2 19.4 18.25 18.25 18.25 15.72 13.64 12.51 15.29 14.91 14.91 14.91 13.57 13.18 14.15 13.81 13.76 13.76 13.76 13.03 11.14 12.35 12.6 12.9 12.9 12.9 2008 7.62 8.03 7.82 7.82 7.82 7.82 7.87 8.53 10.76 11.92 10.7 10.7 10.7 9.54 9.76 9.84 10.45 10.45 10.45 10.45 10.37 11.13 9.8 9.36 10.78 10.78 10.78 10.08 10.42 10.39 10.34 10.11 10.11 10.11 10.72 11.97 11.62 12.55 13.49 13.49 13.49 13.98 14.08 13.92 14.04 14.79 14.79 14.79 13.92 13.46 14.3 13.92 13.4 13.4 13.4 13.42 15.99 17.37 17.4 15.51 15.51 15.51 15.51 18.45 18.5 17.28 16.85 16.85 16.85 21.14 18.71 19.91 29.27 37.12 37.12 37.12 31.29 28.9 19.96 17.37 15.32 15.32 15.32 9.96 12.35 13.32 13.69 16.78 16.78 16.78 16.88 16.73 5 Year Range 26.24 29.34 30.02 30.02 31.53 32.46 32.46 32.46 37.15 38.02 32.28 29.47 25.05 25.05 25.05 23.27 22.95 24.74 25.05 24.22 25.36 25.36 25.36 25.57 26.24 26.33 26.57 26.52 26.52 26.52 26 27.85 29.02 28.26 27.77 27.77 27.77 26.9 27.01 24.7 21.34 23.29 23.29 23.29 23.24 24.31 24.69 26.68 26.68 26.68 26.65 23.19 22.6 24.26 26.57 26. 57 26.57 29.23 28.17 28.14 40.31 43.03 43.91 33.04 33.04 33.04 33.04 26.45 23.9 22.37 19.43 19.43 19.43 16.39 16.12 15.4 14.91 14.91 13.57 13.18 18.6 17.55 24.02 23.65 21.73 21.73 21.73 24.61 28.31 37.19 32.95 29.57 Min 9.36 9.36 9.36 9.36 10.27 11.9 12.25 11.97 11.97 11.97 11.04 10.89 10.03 8.84 8.58 8.58 8.58 8.46 9.08 9.32 9.11 9.1 9.4 9.4 9.4 7.89 8.3 8.81 8.06 8.38 8.38 8.38 7.93 7.7 6.01 6.04 5.75 5.75 5.75 4.99 5.16 5.94 6.55 7.53 7.53 7.53 6.45 6.09 5.22 5.18 4.43 4.43 4.43 5.44 6.3 5.87 5.48 5.83 5.83 5.83 5.66 5.49 6.25 6.54 6.96 6.96 6.96 6.96 6.88 6.83 6.83 6.83 6.9 6.33 5.91 6.18 6.87 6.87 6.87 7 6.35 6.19 6.78 6.9 6.9 6.9 7.3 6.51 6.9 6.62 7.34 7.78 PNW 7/1/2008 7/2/2008 7/3/2008 7/4/2008 7/5/2008 7/6/2008 7/7/2008 7/8/2008 7/9/2008 7/10/2008 7/11/2008 7/12/2008 7/13/2008 7/14/2008 7/15/2008 7/16/2008 7/17/2008 7/18/2008 7/19/2008 7/20/2008 7/21/2008 7/22/2008 7/23/2008 7/24/2008 7/25/2008 7/26/2008 7/27/2008 7/28/2008 7/29/2008 7/30/2008 7/31/2008 8/1/2008 8/2/2008 8/3/2008 8/4/2008 8/5/2008 8/6/2008 8/7/2008 8/8/2008 8/9/2008 8/10/2008 8/11/2008 8/12/2008 8/13/2008 8/14/2008 8/15/2008 8/16/2008 8/17/2008 8/18/2008 8/19/2008 8/20/2008 8/21/2008 8/22/2008 8/23/2008 8/24/2008 8/25/2008 8/26/2008 8/27/2008 8/28/2008 8/29/2008 8/30/2008 8/31/2008 9/1/2008 9/2/2008 9/3/2008 9/4/2008 9/5/2008 9/6/2008 9/7/2008 9/8/2008 9/9/2008 9/10/2008 9/11/2008 9/12/2008 9/13/2008 9/14/2008 9/15/2008 9/16/2008 9/17/2008 9/18/2008 9/19/2008 9/20/2008 9/21/2008 9/22/2008 9/23/2008 9/24/2008 9/25/2008 9/26/2008 9/27/2008 9/28/2008 9/29/2008 9/30/2008 2004 14.81 15.08 15.08 15.08 15.08 17.27 17.3 16.06 17.31 17.31 17.31 17.79 16.63 14.67 14.95 13.79 13.79 13.79 13.47 13.7 13.3 13.22 12.95 12.95 12.95 13.04 12.68 12.07 12.07 12.14 12.14 12.14 11.82 11.54 12.29 11.39 11.94 11.94 11.94 11.24 11.46 12.02 12.39 11.81 11.81 11.81 12.18 12.43 11.56 11.39 12.68 12.68 12.68 12.81 13.75 14.66 14.45 14.57 14.57 14.57 14.54 13.5 13.28 14.47 14.93 14.93 14.93 14.93 14.53 15.14 14.65 15.82 15.82 15.82 16.15 18.46 18.27 16.92 15.82 15.82 15.82 15.52 15.12 14.68 15.19 16.68 16.68 16.68 13.74 14.29 14.7 14.72 2005 13.45 13.45 13.45 13.45 15.64 19.05 20.05 18.92 18.92 18.92 18.04 18.35 17.92 17.94 17.56 17.56 17.56 17.29 17.98 18.27 20.82 21.21 21.21 21.21 22.07 20.06 20.56 19.75 21.72 21.72 21.72 22.06 22.93 24.73 25.34 25.46 25.46 25.46 24.53 26.03 24.32 23.74 23.62 23.62 23.62 24.01 23.75 24.51 23.4 22.52 22.52 22.52 21.83 21.94 22.83 23.02 22.84 22.84 22.84 25.81 32.87 35 38.88 33.84 33.84 33.84 33.84 28.58 25.66 26.75 26.25 26.25 26.25 21.3 22.49 22.38 23.31 20.53 20.53 20.53 26.21 24.41 26.06 26.64 28.2 28.2 28.2 28.27 30.46 32.21 30.99 28.78 2006 24.57 24.57 24.57 24.57 25.51 26.17 26.18 26.18 26.18 23.35 23.78 24.02 23.38 24.46 24.46 24.46 24.21 25.13 25.15 24.64 26.76 26.76 26.76 24.77 25.63 24.85 24.14 24.74 24.74 24.74 24.36 26.57 27.27 26.75 26.14 26.14 26.14 26.47 25.21 23.41 21.57 22.82 22.82 22.82 21.9 23.02 24.8 23.05 23.91 23.91 23.91 22.5 22.62 20.42 19.92 20.79 20.79 20.79 21.6 18.52 16.76 16.55 18.52 18.52 18.52 18.52 15.88 16.02 15.18 14.81 14.81 14.81 15.03 14.89 13.37 12.88 12.81 12.81 12.81 13.66 13.74 14.96 14.4 15.52 15.52 15.52 14.28 16.73 15.74 14.5 12.66 12.66 2007 19.97 18.95 19.14 19.14 19.5 20.99 20.99 20.99 21.25 20.85 19.1 18.16 15.59 15.59 15.59 12.54 13.51 15.69 15.63 14.79 14.79 14.79 14.62 13.82 12.56 13.72 12.92 12.92 12.92 12.8 13.13 11.02 11.59 12.07 12.07 12.07 10.34 10.19 9.63 10.54 12.18 12.18 12.18 10.82 11.61 12.99 13.87 15.18 15.18 15.18 13.79 13.92 14.17 14.02 15.41 15.41 15.41 15.94 14.8 16.15 13.96 14.29 14.29 14.29 14.29 14.4 13.69 11.92 12.37 12.37 12.37 11.69 12.04 11.14 11.14 11.54 11.54 11.54 10.34 10.25 11.04 11.87 12.58 12.58 12.58 10.66 9.76 10.88 10.05 10.07 10.07 10.07 2008 14.13 13.57 13.02 13.02 13.02 13.02 12.96 14.23 15.99 16.65 14.81 14.81 14.81 14.67 15.41 15.39 15.34 15.12 15.12 15.12 14.88 15.79 13.98 14.69 15.25 15.25 15.25 14.74 14.45 13.85 13.26 12.38 12.38 12.38 14.13 14.83 15.37 15.48 16.41 16.41 16.41 16.02 16.96 17.4 17.01 17.7 17.7 17.7 15.79 13.16 13.53 14.31 14.01 14.01 14.01 13.93 16.22 17.16 15.29 16.97 16.97 16.97 16.97 17.01 18.38 18.36 17.87 17.87 17.87 20.75 20.96 20.28 26.58 27.27 27.27 27.27 23.72 20.82 18.67 18.13 17.89 17.89 17.89 16.42 14.95 15.95 16.79 16.77 16.77 16.77 16.5 16.93 5 Year Range 24.57 24.57 24.57 24.57 25.51 26.17 26.18 26.18 26.18 23.35 23.78 24.02 23.38 24.46 24.46 24.46 24.21 25.13 25.15 24.64 26.76 26.76 26.76 24.77 25.63 24.85 24.14 24.74 24.74 24.74 24.36 26.57 27.27 26.75 26.14 26.14 26.14 26.47 25.21 26.03 24.32 23.74 23.62 23.62 23.62 24.01 24.8 24.51 23.91 23.91 23.91 22.52 22.62 21.94 22.83 23.02 22.84 22.84 22.84 25.81 32.87 35 38.88 33.84 33.84 33.84 33.84 28.58 25.66 26.75 26.25 26.25 26.25 21.3 22.49 22.38 23.31 20.53 20.53 20.53 26.21 24.41 26.06 26.64 28.2 28.2 28.2 28.27 30.46 32.21 30.99 28.78 Min 13.45 13.45 13.45 13.45 15.08 17.27 17.3 16.06 17.31 17.31 17.31 17.79 15.59 14.67 14.95 12.54 13.51 13.79 13.47 13.7 13.3 13.22 12.95 12.95 12.56 13.04 12.68 12.07 12.07 12.14 12.14 11.02 11.59 11.54 12.07 11.39 10.34 10.19 9.63 10.54 11.46 12.02 12.18 10.82 11.61 11.81 12.18 12.43 11.56 11.39 12.68 12.68 12.68 12.81 13.75 14.66 1 4.45 14.57 14.57 14.57 13.96 13.5 13.28 14.29 14.29 14.4 13.69 11.92 12.37 12.37 12.37 11.69 12.04 11.14 11.14 11.54 11.54 11.54 10.34 10.25 11.04 11.87 12.58 12.58 12.58 10.66 9.76 10.88 10.05 10.07 10.07 10.07 7/1/2008 7/2/2008 7/3/2008 7/4/2008 7/5/2008 7/6/2008 7/7/2008 7/8/2008 7/9/2008 7/10/2008 7/11/2008 7/12/2008 7/13/2008 7/14/2008 7/15/2008 7/16/2008 7/17/2008 7/18/2008 7/19/2008 7/20/2008 7/21/2008 7/22/2008 7/23/2008 7/24/2008 7/25/2008 7/26/2008 7/27/2008 7/28/2008 7/29/2008 7/30/2008 7/31/2008 8/1/2008 8/2/2008 8/3/2008 8/4/2008 8/5/2008 8/6/2008 8/7/2008 8/8/2008 8/9/2008 8/ 10/2008 8/11/2008 8/12/2008 8/13/2008 8/14/2008 8/15/2008 8/16/2008 8/17/2008 8/18/2008 8/19/2008 8/20/2008 8/21/2008 8/22/2008 8/23/2008 8/24/2008 8/25/2008 8/26/2008 8/27/2008 8/28/2008 8/29/2008 8/30/2008 8/31/2008 9/1/2008 9/2/2008 9/3/2008 9/4/2008 9/5/2008 9/6/2008 9/7/2008 9/8/2008 9/9/2008 9/10/2008 9/11/2008 9/12/2008 9/13/2008 9/14/2008 9/15/2008 9/16/2008 9/17/2008 9/18/2008 9/1 9/2008 9/20/2008 9/21/2008 9/22/2008 9/23/2008 9/24/2008 9/25/2008 9/26/2008 9/27/2008 9/28/2008 9/29/2008 9/30/2008 2004 24.25 24.08 24.08 24.08 24.08 25.93 25.1 23.81 24.35 24.35 24.35 25.25 23 21.4 21.39 20.23 20.23 20.23 18.14 18.02 18.21 17.24 17.47 17.47 17.47 17.84 16.94 15.76 15.68 16.02 16.02 16.02 15.51 15.23 14.47 14.57 15.25 15.25 15.25 14.45 15.05 14.39 15.07 12.93 12.93 12.93 12.95 13.76 14.63 14.64 14.33 14.33 14.33 16.32 17.06 16.54 1 6.83 16.64 16.64 16.64 16.32 15.56 15.5 15.62 16.08 16.08 16.08 16.08 15.28 15.94 16.96 18.7 18.7 18.7 18.48 20.44 21.54 21.02 20.58 20.58 20.58 19.73 19.55 20.67 20.64 20.37 20.37 20.37 20.68 21.77 22.65 21.05 2005 19.25 19.25 19.25 19.25 19.74 21.29 21.03 19.47 19.47 19.47 18.9 18.92 19.26 18.57 18.07 18.07 18.07 17.44 18.9 20.14 22.29 22.14 22.14 22.14 23.77 20.73 21.74 21.97 21.47 21.47 21.47 21.27 22.01 25.02 25.46 27.74 27.74 27.74 26.93 24.82 24.34 24.53 25.28 25.28 25.28 25.06 25.11 23.06 20.65 21.16 21.16 21.16 20.37 19.85 21.83 25.79 29.15 29.15 29.15 31.65 37.08 40 44.84 36.73 36.73 36.73 36.73 30.11 27.62 26.19 25.49 25.49 25.49 24.97 26.64 28.4 30.24 25 25 25 30.82 29.13 30.24 30.85 29.97 29.97 29.97 29.64 33.16 37.42 36.52 34.6 2006 29.01 29.01 29.01 29.01 29.31 29.45 28.52 28.52 28.52 26.14 26.29 26.13 25.21 26.64 26.64 26.64 26.47 26.57 25.42 24.96 25.49 25.49 25.49 25.57 25.9 26.02 25.31 25.45 25.45 25.45 24.37 25.73 27.07 26.5 26.7 26.7 26.7 27.64 26.92 24.57 22.02 23.85 23.85 23.85 24.29 26.38 25.1 22.21 22.7 22.7 22.7 22.27 21.24 19.44 19.22 20.59 20.59 20.59 19.22 18.37 18.56 17.53 17.95 17.95 17.95 17.95 14.63 15.24 14.64 13.97 13.97 13.97 14.64 13.61 12.13 12.42 13.29 13.29 13.29 13.41 13.82 15.06 15.52 14.9 14.9 14.9 14.21 13.71 13.87 14.74 14.42 14.42 2007 23.98 23.15 23.2 23.2 24.45 26.36 26.36 26.36 27.46 27.7 25.45 24.11 22.67 22.67 22.67 19.22 18.37 20.76 18.81 17.84 17.84 17.84 18.08 15.46 14.36 14.89 13.29 13.29 13.29 13.26 13.7 11.41 11.14 10.61 10.61 10.61 10.04 9.99 10.38 12.56 12.29 12.29 12.29 10.68 11.78 12.77 13.78 13.81 13.81 13.81 11.62 11.44 13.01 12.96 12.85 12.85 1 2.85 13.32 12.69 13.3 13.46 13.83 13.83 13.83 13.83 13.91 12.79 12.1 11.62 11.62 11.62 12.61 14.08 13.43 13.58 14.87 14.87 14.87 13.28 14.01 14.82 14.1 13.83 13.83 13.83 13.46 13.49 15.31 15.37 15.11 15.11 15.11 2008 12.82 12.08 11.5 11.5 11.5 11.5 12.84 11.67 14.13 15.2 12.68 12.68 12.68 11.17 9.31 9.4 10.88 10.71 10.71 10.71 11.31 11.71 12 13.4 14.12 14.12 14.12 14.31 14.54 14.25 13.98 14.14 14.14 14.14 13.74 15.23 16.34 17.07 18.3 18.3 18.3 16.96 18.8 18.45 15.84 13.35 13.35 13.35 12.28 11.58 12.22 12.53 12.68 12.68 12.68 14.81 16.43 17. 58 17.88 18.14 18.14 18.14 18.14 17.33 18.19 16.78 17.24 17.24 17.24 21.08 20.9 20.25 28.85 27.05 27.05 27.05 23.49 22.87 20.08 20.2 20.19 20.19 20.19 17.9 19.1 19.4 20.67 20.65 20.65 20.65 20.43 22 5 Year Range 29.01 29.01 29.01 29.01 29.31 29.45 28.52 28.52 28.52 27.7 26.29 26.13 25.21 26.64 26.64 26.64 26.47 26.57 25.42 24.96 25.49 25.49 25.49 25.57 25.9 26.02 25.31 25.45 25.45 25.45 24.37 25.73 27.07 26.5 26.7 27.74 27.74 27.74 26.93 24.82 24.34 24.53 25.28 25.28 25.28 26.38 25.11 23.06 22.7 22.7 22.7 22.27 21.24 19.85 21.83 25.7 9 29.15 29.15 29.15 31.65 37.08 40 44.84 36.73 36.73 36.73 36.73 30.11 27.62 26.19 25.49 25.49 25.49 24.97 26.64 28.4 30.24 25 25 25 30.82 29.13 30.24 30.85 29.97 29.97 29.97 29.64 33.16 37.42 36.52 34.6 Min 19.25 19.25 19.25 19.25 19.74 21.29 21.03 19.47 19.47 19.47 18.9 18.92 19.26 18.57 18.07 18.07 18.07 17.44 18.14 17.84 17.84 17.24 17.47 15.46 14.36 14.89 13.29 13.29 13.29 13.26 13.7 11.41 11.14 10.61 10.61 10.61 10.04 9.99 10.38 12.56 12.29 12.29 12.29 10.68 11.78 12.77 12.95 13.76 13.81 13.81 11.62 11.44 13.01 12.96 12.85 12.85 12.85 13.32 12.69 13.3 13.46 13.83 13.83 13.83 13.83 13.91 12.79 12.1 11.62 11.62 11.62 12.61 14.08 13.43 12.13 12.42 13.29 13.29 13.28 13.41 13.82 14.1 13.83 13.83 13.83 13.46 13.49 13.71 13.87 14.74 14.42 14.42

Crack Spread Detail West Coast 3-2-1 San Francisco CARB Unleaded Gasoline x 2 San Francisco CARB Diesel x 1 ANS Long Beach Crude x 3 PNW 5-3-1-1 Seattle Unleaded Gasoline x 3 Seattle LS Diesel x 1 Los Angeles Jet x 1 ANS Long Beach Crude x 5 Group 3 3-2-1 Group 3 Unleaded Gasoline x 2 Group 3 LS Diesel x 1 WTI Cushing Crude x 3